UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2017

CORMEDIX INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34673	20-5894890
(State or Other Jurisdictionof Incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)

1430 U.S. Highway 206, Suite 200, Bedminster, NJ		07921
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (908) 517-9500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.
Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Effective immediately prior to the Company’s 2017 annual meeting of stockholders, Cora Tellez resigned as a member of our Board of Directors.  Her resignation was not related to any disagreement with our company on any matter relating to our operations, policies or practices.

In addition, Michael George has agreed to resign his position as a member of the Board, to be effective as of the date on which the Board appoints the two new members who will fill the seats created by Ms. Tellez’s resignation and the contemplated resignation of Mr. George, respectively.

Item 5.07.
Submission of Matters to a Vote of Security Holders.

The Company’s 2017 annual meeting of stockholders was held on June 12, 2017. At the meeting, stockholders elected the following five members to the Company’s Board of Directors for a term expiring at the annual meeting of stockholders in 2018, based on the following votes:

Member	For	Withheld	Broker Non-Votes
Khoso Baluch	7,449,548	12,414,150	13,857,371
Janet M. Dillione	9,757,105	10,106,593	13,857,371
Michael W. George	3,445,232	16,418,466	13,857,371
Myron Kaplan	9,749,428	10,114,270	13,857,371
Taunia Markvicka	3,833,783	16,029,915	13,857,371

Also at the meeting, stockholders failed to ratify an amendment to the Company’s Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”), to increase its shares of authorized capital stock from 82,000,000 shares to 202,000,000 shares and to increase the number of authorized shares of common stock from 80,000,000 to 200,000,000 shares. The vote was 10,041,392 shares for, 9,593,887 shares against, 228,419 shares abstaining and 13,857,371 broker non-votes.

Finally, at the meeting, stockholders also ratified the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The vote for such approval was 31,847,085 shares for, 1,282,064 shares against, 591,920 shares abstaining and no broker non-votes.

Item 8.01.
Other Events.

On June 12, 2017, CorMedix Inc. issued a press release entitled “CorMedix Inc. Announces Plans to Restructure its Board of Directors.” A copy of the release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of CorMedix Inc. issued June 12, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORMEDIX INC.

Date: June 13, 2017	By:	/s/ Robert W. Cook
Name: Robert W. Cook
Title: Chief Financial Officer

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